                                                                    Exhibit 25.2


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- --------------------------------------------------------------------------------

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                             ----------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                  New York                             13-5160382
           (State of incorporation                  (I.R.S. employer
        if not a U.S. national bank)               identification no.)

       48 Wall Street, New York, N.Y.                     10286
  (Address of principal executive offices)             (Zip code)

                             ----------------------

                        INTERNATIONAL PAPER CAPITAL TRUST
               (Exact name of obligor as specified in its charter)

                  Delaware                             62-6296765
       (State or other jurisdiction of              (I.R.S. employer
       incorporation or organization)              identification no.)

           Two Manhattanville Road
             Purchase, New York                           10577
  (Address of principal executive offices)             (Zip code)

                                   ___________

                        Convertible Preferred Securities
                       (Title of the indenture securities)


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

1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


          ----------------------------------------------------------------------
                    Name                                          Address
          ----------------------------------------------------------------------

          Superintendent of Banks of the     2 Rector Street, New York,
          State of New York                  N.Y. 10006, and Albany, N.Y. 12203

          Federal Reserve Bank of New York   33 Liberty Plaza, New York,
                                             N.Y.  10045

          Federal Deposit Insurance          Washington, D.C.  20429
          Corporation

          New York Clearing House            New York, New York
          Association

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

          Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          None.  (See Note on page 3.)

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                      NOTE


     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 30th day of August, 1995.


                                        THE BANK OF NEW YORK



                                        By:      /S/MARY JANE MORRISSEY
                                            --------------------------------
                                            Name:   MARY JANE MORRISSEY
                                            Title:  ASSISTANT VICE PRESIDENT

                                                                       Exhibit 7
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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                     of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 1995, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                               Dollar Amounts
                                                                in Thousands

ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin . . . .    $ 3,025,419
  Interest-bearing balances. . . . . . . . . . . . . . . . .        881,413
Securities:
  Held-to-maturity securities. . . . . . . . . . . . . . . .      1,242,368
  Available-for-sale securities. . . . . . . . . . . . . . .      1,774,079
Federal funds sold in domestic offices of the bank . . . . .      5,503,445
Securities purchased under agreements to resell. . . . . . .        200,634
Loans and lease financing receivables:
  Loans and leases, net of unearned income . . . . . . . . .     26,599,533
  LESS: Allowance for loan and lease losses. . . . . . . . .        516,283
    Loans and leases, net of unearned
    income and allowance . . . . . . . . . . . . . . . . . .     26,083,250
Assets held in trading accounts. . . . . . . . . . . . . . .      1,455,639
Premises and fixed assets (including capitalized leases) . .        612,547
Other real estate owned. . . . . . . . . . . . . . . . . . .         79,667
Investments in unconsolidated subsidiaries and associated
  companies. . . . . . . . . . . . . . . . . . . . . . . . .        198,737
Customers' liability to this bank on acceptances
  outstanding. . . . . . . . . . . . . . . . . . . . . . . .      1,111,464
Intangible assets. . . . . . . . . . . . . . . . . . . . . .        105,263


                                       E-1

Other assets . . . . . . . . . . . . . . . . . . . . . . . .      1,237,264
                                                                -----------
Total assets . . . . . . . . . . . . . . . . . . . . . . . .    $43,511,189
                                                                -----------
                                                                -----------

LIABILITIES
Deposits:
  In domestic offices. . . . . . . . . . . . . . . . . . . .    $19,233,885
  Noninterest-bearing. . . . . . . . . . . . . . . . . . . .      7,677,954
  Interest-bearing . . . . . . . . . . . . . . . . . . . . .     11,555,931
  In foreign offices, Edge and Agreement subsidiaries,
  and IBFs . . . . . . . . . . . . . . . . . . . . . . . . .     12,641,676
  Noninterest-bearing. . . . . . . . . . . . . . . . . . . .         72,479
  Interest-bearing . . . . . . . . . . . . . . . . . . . . .     12,569,197
 Federal funds purchased and securities sold under
  agreements to repurchase in domestic offices of
  the bank and of its Edge and Agreement subsidiaries,
  and in IBFs:
  Federal funds purchased. . . . . . . . . . . . . . . . . .      1,747,659
  Securities sold under agreements to repurchase . . . . . .         73,553
Demand notes issued to the U.S. Treasury . . . . . . . . . .        300,000
Trading liabilities. . . . . . . . . . . . . . . . . . . . .        738,317
Other borrowed money:
  With original maturity of one year or less . . . . . . . .      1,586,443
  With original maturity of more than one year . . . . . . .        220,877
Bank's liability on acceptances executed and outstanding . .      1,113,102
Subordinated notes and debentures. . . . . . . . . . . . . .      1,053,860
Other liabilities. . . . . . . . . . . . . . . . . . . . . .      1,489,252
                                                                -----------
Total liabilities. . . . . . . . . . . . . . . . . . . . . .     40,198,624
                                                                -----------
                                                                -----------

EQUITY CAPITAL
Common stock . . . . . . . . . . . . . . . . . . . . . . . .        942,284
Surplus. . . . . . . . . . . . . . . . . . . . . . . . . . .        525,686
Undivided profits and capital reserves . . . . . . . . . . .      1,849,221
Net unrealized holding gains
  (losses) on available-for-sale securities. . . . . . . . .          (662)
Cumulative foreign currency translation adjustments. . . . .        (3,944)
                                                                -----------
Total equity capital . . . . . . . . . . . . . . . . . . . .      3,312,585
                                                                -----------
Total liabilities and equity capital . . . . . . . . . . . .    $43,511,189
                                                                -----------
                                                                -----------

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                       --
     J. Carter Bacot     |
     Thomas A. Renyi     |     Directors
     Samuel F. Chovalier |
                       --

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                                       E-3